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COOPERATION AGREEMENT
BETWEEN
LIMITED LIABILITY COMPANY
(PERSERO)
PT. TELEKOMUNIKASI INDONESIA
Plc.
(Public Listed Company)
AND
CCC GLOBALCOM CORPORATION
CONCERNING
VoIP TRAFFIC DISTRIBUTION AND
MARKETING OF VoIP GLOBAL

NOMOR: TEL. 18/HK810/PROVP-00/2002
NOMOR: NFP/PKS/CCCGC-01/02

        On this day Monday dated Eighteen of March, year Two Thousand and Two in the Office of Probis VoIP, Jalan Dr. Supomo No. 139, between the parties:

I.
LIMITED LIABILITY COMPANY PT. TELEKOMUNIKASI INDONESIA, Plc., whose Articles of Association has been publicized in the State Gazette of the Republic of Indonesia number 5 dated January 17, 1992, Supplement to State Gazette number 210, as several times amended, and the latest has been publicized in the State Gazette of the Republic of Indonesia number 92 dated November 17, 2000, Supplement to State Gazette of the Republic of Indonesia number 336 year 2000, having domicile in Bandung, Office in Jl. Prof. Dr. Supomo SH., number 139, Floor 3, Jakarta 12110, by the virtue of Power of Attorney number Tel. 13/ HK510/VTA-00/01 dated February 14, 2001, for his legal deed represented lawfully by Mr. ENDY PRIJANTO, on his official position as Head of VoIP Business Project, hereinafter in this Agreement shall be referred to as TELKOM;

II.
CCC Globalcom Corporation, a corporation organized under the laws of the state of Nevada and its wholly owned subsidiary, Ciera Network Systems Inc., with offices located at 1250 Wood Branch Park, Suite 600, Houston, Texas 7709 -with Company Representative Office of Jakarta, for this legal deed duly represented by DR. Nono F. Padmodimuljo, in his official position as representative of acting and on behalf, hereinafter in this Agreement shall be referred to as "CCCGC".

        TELKOM and CCCGC both shall be collectively referred to as the PARTIES).

        Considering first of all on the following matters wheareas:

a).	That TELKOM under the prevailing rules of laws in the Operator of telecommunication service.
b).	That CCCGC, is a telecommunication carrier having POP Carrier Service Network in a number of countries, and the supporting data of which as described is located in Attachment I to this Agreement;
c).
That CCCGC, has applied for a business cooperation with TELKOM for termination of telecommunications VoIP Global traffic, in the letter number NFP/dd/CCCGC-01/02 dated February 26, 2002, exhibited in Attachment II;
d).	That both PARTIES have agreed to traffic termination operations through mutual cooperation, as evidenced in the Minutes of Meeting dated March 14 2002 described in Attachment III.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        Now therefore, the Parties, in consideration of the mutual covenants and agreements set forth hereinafter, agree to this Cooperation Agreement on Traffic Distribution and Marketing of VoIP Services in accordance with the provisions and terms set forth in the Articles below:

Article 1
DEFINITIONS

        Unless otherwise written within the content of the Articles of this Agreement, the PARTIES agree to the following definitions:

(1)
Cooperation Agreement shall mean the binding cooperation between TELKOM and CCCGC in the Activity of Traffic Distribution of Carrier Network Services and Prepaid VoIP including its Attachments and its amendments, which constitute an integral and inseparable part of this Agreement.

(2)
VoIP (Voice over Internet Protocol) shall mean communication services using Internet Protocol Networking based on Packet Switch Technology and Framing.

(3)
TELKOMSave is the product brand owned by TELKOM based on VoIP Technology and Frame Relay, and marketed and/or used by overseas customers.

(4)
Traffic distribution shall mean the exchange of Global Traffic on the basis of Minutes in substantial amounts such as: Terminating Refile/transit, POP overseas, and the marketing of prepaid TELKOMSave service overseas.

(5)
Personal Identification Number (PIN) shall mean specific digit(s) allocated to certain prepaid calling customers.

(6)
Call Detail Record (CDR) shall mean the result of call information output from Network Access equipment applied expressly for the basis of rating and billing.

(7)
Revenue shall mean money derived from the cooperation on the application of network facility operations and marketing under this Agreement.

(8)
Revenue Sharing shall mean revenue which is shared based on percentage agreed by both parties.

(9)
The Organic traffic shall mean traffic generated from selling TELKOMSave or CCCGC pre-paid cards.

(10)
The non-organic traffic shall mean traffic from wholesales transaction done by CCCGC.

(11)
Effective Date of Contract (EDC) shall mean the date of Operational Agreement commences into effect.

(12)
Any traffic routed by one party to the other that is re-originated back to first is defined as "looping".

Article 2
SCOPE OF COOPERATION

        Both PARTIES agree to conduct mutually profitable cooperation with respect to:

(1)
Optimization of the utility of Infrastructure VoIP TELKOM and Global PoP CCCGC.

(2)
Seeking and providing solutions for market niches involving new revenue bearing traffic and services of VoIP Global.

(3)
Expanding the business range, infrastructure of VoIP TELKOM and simultaneously providing solutions such that TELKOM may become Operator of VoIP Global services.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(4)
Obtaining additional market opportunities of Global VoIP not yet accommodated by the existing VoIP TELKOM program; CCCGC acts to provide network services in other countries upon approval by TELKOM.

(5)
Distributing and Marketing of prepaid TELKOMSave products abroad, initially in the US.

(6)
*

(7)
Terminating International Traffic to Indonesia through VoIP TELKOM's network infrastructure and/or through Global.PoP CCCGC

(8)
This Agreement, shall be non-exclusive, and have set service term.

(9)
Both PARTIES agree to pay due respect to business ethics and prudential principles, while not undermining the flexibility needed in order to obtain market share on the principle of 'win-win' solution

Article 3
PERIOD OF VALIDITY OF THE AGREEMENT

        This Agreement shall become effective and valid from the execution date of signing of this Agreement by both PARTIES and the EDC shall be effective from the initial date of services operated under this Agreement, to not be later than 30 of April 2002, for a period of 1 (one) year. The Agreement shall be automatically renewed, unless terminated by either party giving thirty (30) calender days written notice to the other party before this Agreement expiration date.

Article 4
RIGHTS AND OBLIGATIONS OF TELKOM

        The Obligation of TELKOM shall be:

(1)
To provide to CCCGC domestic network infrastructure, network elements of VoIP TELKOM, and clear channel interconnection to global internet networks in accordance with the needs and requirements of Traffic terminating to Indonesia and to Refile/Transit destinations, in accordance with the Network Configuration in Attachment III. Network configuration, sites, equipment to be determined upon site survey and further network review.

(2)
To operate and maintain VoIP TELKOM infrastructure, which is the responsibility of TELKOM in order to comply with International technical standards and performance in Attachment IV.

(3)
To repair any and all technical network problems on the network infrastructure of VoIP TELKOM which is the responsibility of TELKOM. TELKOM shall provide an esclation list that is supported twenty four hours a day, seven days a week.

(4)
To make available access to Customer Care Service facility, in accordance with Attachment V.

(5)
To maintain the performance of the VoIP TELKOM network.

(6)
On the first working day of every month, CDR data for all services mutually operated under this Agreement, will be collected and its recording shall begin from the first day at 00:00 Western Indonesia Time up to the last day of each month at 24:00 Western Indonesia Time, and will be processed for reconciliation, in accordance with procedures approved by both PARTIES.

(7)
To give authorization to CCCGC to market the services of VoIP Global Traffic on behalf of TELKOM in this case Probis VoIP, in accordance with the manuals, procedures and rules applicable to TELKOM.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(8)
TELKOM could support in termination /refile VoIP traffic marketing, therefore TELKOM has an obligation to inform to CCCGC an agreement which was signed with the third Party, in related to the selling rate, business aspect, legal and technical in terms of scope of this Agreement at the lastest 14 (fourteen) calendar's days, after the signing date of the third Party. If TELKOM neglect to report the third Party agreement, otherwise could be treated as the devault the agreement, therefore TELKOM could be sanctioned as mentioned on Article 16 of this Agreement.

        The Rights of TELKOM shall be:

(9)
To have the title of "Pre-paid TELKOMSave" used as the brand for the prepaid product sold by CCCGC overseas.

(10)
To control the marketing of Pre-paid TELKOMSave, and to make the design and the printing of TELKOMSave cards.

(11)
To get monthly report of PIN prepaid TELKOMSave Service which have activated and sold.

(12)
To provide access to TELKOM to get into PIN prepaid TELKOMSave Database afformentioned.

(13)
*

(14)
TELKOM have the rights to employ other parties, with respect to the selection of "wholesale" and "bandwidth" on the reasons of quality and price.

(15)
To utilize the facilities of global PoP CCCGC in some countries, for the Traffic of VoIP Global traffic, and roaming facility for the existing TELKOMSave customers.

Article 5
RIGHTS AND OBLIGATION OF CCCGC

        The obligations of CCCGC shall be:

(1)
To market pre-paid TELKOMSave services in USA:

(a)
CCCGC shall be appointed to market calling card or product under the trade - mark of pre-paid TELKOMSave in USA and, for the selling prices mentioned in Attachment VII.

(b)
In marketing the TELKOMSave calling cards CCCGC shall provide marketing resources and tools, such as:

•
"Product Launching Event(s)" in cooperation with TELKOM.

•
Dissemination of brochures, leaflet advertisements in media of mass communication, banners posted in certain locations overseas, in coordination with TELKOM.

(c)
To provide access to PIN database facility to TELKOM.

(d)
To manage the whole prepaid database and customers' PINs and to handle operational system for Prepaid TELKOMSave Services.

(e)
In order to sell PIN should be reported to TELKOM the number of PIN and denomination.

(f)
Networks of distribution and sales channels already controlled by CCCGC may be used to expand marketing network for TELKOMSave services.

(g)
To provide storage for cards already printed and sent out, and to keep those cards in a secure location.

(h)
To maintain coordination with TELKOM, with respect to prior or advance anticipation of any potential fraud activities.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  (i)
  To provide to TELKOM the market-selling price(s), including applicable taxes applied in certain country, provincial, state, municipal or other tax jurisdictions.

  (j)
  To report to TELKOM at any time when there shall be a change of market selling price.

  (k)
  To conduct Customer Care, "first line" to customers and this will be accordingly supported by TELKOM.

(2)
Terminating And Refile/Transit of Traffic VoIP Global:

(l)
*

(m)
*

(n)
*

(o)
To maintain the performance of network infrastructure which is the responsibility of CCCGC.

(p)
*

(3)
Others:

(q)
*

(r)
Implementing the mutual cooperation under this Agreement carrying the brand of VoIP TELKOM, and also shall consequently protect the prestige of TELKOM brand and image.

(s)
*

        The Rights of CCCGC shall be:

(4)
Overseas pre-paid TELKOMSave Service and Global roaming:

(a)
To sell and distribute pre-paid TELKOMSave service to users overseas (non-roaming).

(b)
To earn revenues from the utilization of Global PoP facility by pre-paid TELKOMSave service overseas, in accordance with Revenue in Attachment VI.

(c)
To link its network facilities to VoIP TELKOM network infrastructure to terminate network traffic services, including pre-paid TELKOMSave to Indonesia and other countries.

(d)
To receive the proceeds for the use of domestic pre-paid TELKOMSave service conducting global roaming, utilizing the CCCGC Network facility, when applicable and available, in accordance with the applicable portion of revenues in Attachment VI.

(5)
Terminating and Refile/Transit VoIP Traffic Global:

(a)
*

(b)
To link CCCGC Global PoP network infrastructure to network infrastructure operated or owned by VoIP TELKOM for International Traffic to Indonesia and other countries.

(c)
*

(d)
*

(6)
Others:

(e)
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Article 6
ASSETS PARTICIPATION

(1)
During the service term of this Agreement, TELKOM and as well as CCCGC shall provide specific assets and resources as described in Attachement VIII, and the existing rights of the ownership property of these assets shall remain in respective PARTIES.

(2)
If during the implementation of this Agreement, if any of the PARTIES shall make an investment, the rights of property ownership on those invested assets or resources shall always remain owned by the initial investing party.

(3)
After the termination of this Agreement, any and all assets and specific ownership and related rights refer back to the respective party.

Article 7
OPERATION

(1)
The operation of equipments shall be jointly conducted by both TELKOM and CCCGC.

(2)
The personnel expenses incurred resulting from the operation of the equipment and operations as referred to in paragraph (1) of this Article shall be for the account of respective PARTIES.

Article 8
COVERAGE OF AREA

        The plan for the area coverage for services in accordance to this Agreement with the consensus of the parties to this Agreement shall be in stages, which will be stated in the side letter or amendment.

Article 9
REVENUE

(1)
The sale of pre-paid TELKOMSave service overseas:

(a)
Revenue of each parties derived from the sales activities of TELKOMSave cards using the pre-paid method shall be distributed in accordance with Attachment VI.

(b)
Out of from the sale referred to in paragraph (1) of this Article, after the cards having been used, there shall be recording in CDR.

(c)
Recording of the organic traffic through utilization of Global PoP CCCGC shall be used as basis of revenue sharing from VoIP Global termination referred to in paragraph (2).

(2)
Termination of Traffic VoIP Global:

(d)
During the initial stage, CCCGC will provide a bank guarantee (security deposit) in the amount of US$ * United States Dollar), which reviewable on the next period if there are differences and will be stated in the side letter or amendment. Bank guarantee should be issued by Indonesian Government owned bank prior to the operational implementation on this Agreement.

(e)
CCCGC shall deposit to TELKOM as traffic calculated by other third party and/or organic traffic as stipulated in Attachment VI of this Agreement for all network traffic terminated in Indonesia.

(f)
Rates for terminating traffic will be effective and charged to CCCGC for specific traffic termination services on the date of signed Execution of this Agreement, in accordance with the provision of Article 3 of this Agreement.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(3)
Provisions of the means of Global PoP:

(g)
The cost & expenses for the provision for infrastructure, interconnection and utilization overseas shall be the responsibility of CCCGC for the required provisioning of Global Traffic terminating services (organic and non-organic), pre-paid TELKOMSave services, of which are calculated amount by each party to the utilization of CDR data, in accordance with portion of revenue in Attachment VI.

(h)
Cost and expenses for the provisioning of global network infrastructure shall be due and payable, base on the agreed cost and percentage of revenue sharing to TELKOM from the signing of Protocol starting the operation of this Project, in accordance with the provision in Article 3 of this Agreement.

(4)
If looping occurs, the Party purchasing termination services reserves the right to pay the lower of:

(i)
the purchasing Party's rate per billable increment to the Party providing the services or

(j)
the providing Party's rate per billable increment to the purchasing Party.

Article 10
BASIS AND METHOD OF PAYMENT

(1)
The Business Scheme and Revenue Sharing may be reviewed and amended by mutual consent periodically *. For the first 3 (three) month period * and for the subsequent period. The result of the Business Scheme and revenue sharing in accordance with the consensus reached by the PARTIES, which will be written in Side Letter to this Agreement. If and when in future rates as may be regulated by the Authority, hence there shall be reviewed, and Agreement on the rates aforementioned rates will be stated in Side Letter.

(2)
On every subsequent month (n+1) there shall be reconciliation of Revenue of the respective PARTIES for pre-paid TELKOMSave services for the current month (n) billing data. The Rights of TELKOM shall be the sale of pre-paid TELKOMSave service overseas deducted by the Rights of CCCGC in the form of marketing fees and rates for providing Global PoP CCCGC, as agreed in Attachment VI.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(3)
Not later than the 7th (seventh) day of each month, TELKOM shall issue to CCCGC note of settlement for the use of the infrastructure of TELKOM VoIP for distributing traffic VoIP Global, exclusive Global PoP CCCGC which is used by TELKOM for the global traffic terminating to Indonesia and refile.

(4)
Within 30 (thirty) calendar days of the date of receipt by CCCGC of the inote of settlement issued by TELKOM and vice versa, CCCGC shall pay TELKOM the sum/amount of payable due to TELKOM in the form of the billed rates for global traffic terminating to Indonesia * which are due and payable from CCCGC for the use of Global PoP. The payment shall be made in accordance with paragraph (3) and (4) of these Articles.

(5)
Payment of the settlement due (to TELKOM) from CCCGC and/or the 3rd parties, shall be made by CCCGC and/or the 3rd parties, to and in favor of TELKOM by electronic bank transfer to the account of Banking Account of TELKOM in foreign currency US Dollar and shall be transferred to the Account of TELKOM Revenue in US Dollar through * and all transfer charges shall be borne by CCCGC.

(6)
A late Payment Penalty of 1.5% (one and a half percent) per month on or the penalty permitted by law will be charged on the amount not paid by CCCGC within 10 (ten) days from the date due in accordance with paragraph (3) of this Article. If and when payment becomes late within 2 (two) consecutive months then TELKOM shall be entitled to withdraw funds from the Bank Guarantee as referred to in Article 9. If CCCGC shall fail to provide deposit within defined specific date, or if CCCGC shall fail to pay the deficiency within 5 (five) business days after the date of issuance of the statement concerning the shortage, it shall be treated as a breach of performance of this Agreement, and as such shall be settled in accordance with Article 19.

(7)
If any Party does not agree or approve of the note of settlement submitted by the other, the PARTIES agree to mutually cooperate to resolve the dispute as soon as possible. Penalty on the late payment in paragraph 5 of this Article will not be applied, this then constitutes a good faith action between CCCGC and TELKOM. Nonetheless the PARTIES agree to settle all payments not disputed in accordance with the provision of Article 5.

(8)
For the technical computation of the distribution of revenue, there shall be reconciliation on traffic data and finances using the applicable and available mechanisms for reconciliation at that time, as mention on Attchement V this Agreement.

(9)
Matters not yet covered under the above Method of Payment, shall further be discussed and. it will become an integral part therewith.

Article 11
TAXES

        Revenue Sharing Taxes in this agreement should be beared by each parties proportionally.

Article 12
CONFIDENTIALITY

(1)
Both PARTIES agree that the entire content of this Agreement shall be treated in strict confidence, therefore any information related with this Agreement may not be disclosed by either party to any third party without prior written consent by the other party, unless such activity must be done within the framework of implementation of this Agreement.

(2)
Both PARTIES agree to treat all information exchanged between the parties as proprietary and confidential, therefore either party shall not tell, leak, provide, give, or hand over any information

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  related to this Agreement in par or in its entirety to any other party, without prior written consent by the other party, unless explicitly allowed under this Agreement.

Article 13
RIGHTS ON INTELLECTUAL PROPERTY

(1)
Under this Agreement, if there are any investments and/or purchases of goods, innovation, technological development, and other related activities with regard to Intellectual Property Rights, then the responsibility on those matters (such as: royalty, risks of claim by other party, losses, etc.) shall conform to the accountability of the respective PARTY.

(3)
TELKOM as Holder and owner of the license for TELKOMSave, hence CCCGC may not transfer or assign any right whatsoever relating therewith to such ownership of such license to any other party.

Article 14
ASSIGNMENT OF THE AGREEMENT

        Rights and obligations of this Agreement may not be assigned to any third party whomsoever unless mutually agreed to in writing, with a provision that agreement may not be rejected or delayed without proper reason.

Article 15
DAMAGE AND LOSS

        Each party, TELKOM as well as CCCGC shall be accountable to replace, repair, maintain and manage all damaged to property, licenses and networks and/or losses arising out from the negligence of respective party, officials/employees, workers, and all those employees or contractors working for the respective parties.

Article 16
SANCTIONS

(1)
If CCCGC for cause or no cause is negligent in conducting integration of the equipment and network traffic, and such results are not conformed with the agreed upon technical requirements herein this Agreement, then TELKOM shall have the right to serve notice for to dissconnect the individual networks used by CCCGC for the operation of this network traffic service.

(2)
If CCCGC has been issued such notice, and still remains to operate not conforming to paragraph 1 of this Article, may be deemed of having breached this Agreement, then TELKOM may unilaterally terminate this Agreement in accordance with the provision of Article 18 of this Agreement.

(3)
If either Party neglect to report cooperation with the third party related to this Agreement could be treated as devaulted the Agreement, otherwise either Party could be resolved in written notice to the devault Party. Supposed there are no solution, therefore either Party who give a notice has a right to terminate the Agreement according to the Article 18 in this Agreement.

Article 17
FORCE MAJEURE

(1)
Force Majeure shall include events arising out of from earthquake, hurricane, thunder, flood, fire, landslide/soil erosion, general strike, sabotage, riots, war, rebellious, and other events including an act of Government beyond the reasonable control by either PARTY, which may cause either or both PARTIES to not be able to perform obligations specified under this Agreement.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(2)
Neither Party shall be liable or accountable to any losses and costs suffered by any one party resulting from the events of Force Majeure.

(3)
Force Majeure as mentioned in paragraph 1 of this Article and the provisions mentioned in paragraph 2 of this Article shall not be applicable in any way by either PARTY to delay payment for services rendered or for obligations having been due prior to the specific events according to Force majeure.

Article 18
TERMINATION OF COOPERATION

(1)
Any violation and breach of any of the provisions to this Agreement committed by either party may result in termination of this Agreement.

(2)
If and when this Agreement expires and or terminated, and there remain applicable obligations not yet fulfilled by either PARTIES, then the provisions in this Agreement shall remain valid and in force until the obligations of the respective PARTY are completed.

Article 19
SETTLEMENT OF DISPUTES

(1)
If there are any disputes of the interpretation or implementation of the provisions of this Agreement both PARTIES shall first attempt to resolve such dispute through discussion reaching to agreement by both parties.

(2)
When specific discussion of such disputes (deliberation) that are referred to in paragraph 1 of this Article does not provide an agreement to resolve such dispute, then both PARTIES shall refer the issue entirely to the rules applicable in Article 20.

Article 20
APPLICABLE LAWS

        This Agreement shall be governed and construed under the rules of International Arbitration in Switzerland.

Article 21
CORRESPONDENCE

(1)
All correspondence and notices of information needed and required in executing work and obligations related to this Agreement, shall be communicated by the respective PARTIES to the following addresses.

a.
TELKOM:

W. Subagyo Widianto
GM Network Operation, Project of VoIP
P T. Telekomunikasi Indonesia, Plc
Jl. Prof. Dr. Supomo SH. No. 139, Lt 3
Jakarta 12110
Telp: (021) 83 700 100
Fax: (021) 83 700 100
E-mail: bagyo@telkom.co.id

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  b.
  CCCGC:

S B Hartadji
Representative Director
Representative Office of CCCGC Corp.
Jl. Pangeran Antasari No. 63
Jakarta Selatan-12410
INDONESIA
Telp: (021) 7590 3303
Fax: (021) 7590 3306
E-mail: bpnusa@link.net.id

(2)
If any one of the PARTIES changes its address, telephone number, and facsimile number, then such party shall inform the other party in writing within five days of such changes of new contact information. Such written notice of contact information change shall be issued within 7 (seven) days from the date of receipt of the information of change.

Article 22
ATTACHMENTS

(1)
All Attachments to this Agreement shall be constituted as integral and inseparable to and part to this Agreement and shall have the same legal effect and be binded as the Initial Articles of this Agreement.

(2)
The Attachments referred to in paragraph (1) of this Article consist of:

a.
Attachment I: Completion of Administration

b.
Attachment II: Minutes of Meeting

c.
Attachment III: Network configuration

d.
Attachment IV: Technical Standard and performance

e.
Attachment V: Business of Process

f.
Attachment VI: Revenue Sharing

g.
Attachement VII: List of Assets Inventment

h.
Attachement VIII: Marketing Plan.

Article 23
MISCELLANEOUS

(1)
Any matters which have not been stipulated in this Agreement will be determined later in form of Amendment/Side-Letters, made and signed by both PARTIES, constituted as integral and inseparable part and to this Agreement and having the same legal force with this Agreement.

(2)
This Agreement is to be executed in 2 (two) original counter parts, binding both parties, having the same legal effect, after having been duly signed and marked in company identity by both parties.

(3)
Should any miss interpretation of language arise in this agreement, both parties agreed to refer to Indonesia version.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        So may it be known this Agreement is made and entered into in good faith, to be honored and executed BY BOTH parties.

PT. Telekomunikasi Indonesia, Tbk. /s/ ENDY PRIJANTO ENDY PRIJANTO Kepala Proyek Bisnis VoIP. Director of VoIP Business Project	CCC GlobalCom Corporation /s/ DR. NONO F. PADMODIMULJO DR. NONO F. PADMODIMULJO Pimpinan Representatif Chief of Representative
Acknowledged by, /s/ NELSON TEDJA NELSON TEDJA Direktur—Sales Group / Asia Director—Affinity Sales / Asia

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment I—Completion of Administration

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment II—Minutes of Meeting

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment III—Network Configuration
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Responsibility of CCCGC:

  •
  Terminating traffic from all over the globe to VoIP TELKOM through global networks owned.

  •
  IPLC Link between domestic NOC VoIP TELKOM and infrastructure of Global PoP VoIP CCCGC in USA.

  •
  Provide Global PoP facilities (Co-location, system equipment) for exchange VoIP traffic and TELKOMSave Prepaid service in USA.

  •
  Marketing and equipment prepaid system for TELKOMSave prepaid service in USA.

  •
  To integrate CCCGC system to TELKOM VoIP system, should comply to TELKOM eksisting system technical standard (CISCO).

Responsibility of TELKOM:

*

Attachment IV—Technical Standard and Perforamance

        The PARTIES agreed to apply VoIP services under minimal technical standard as follows:

1.	Time delay	*
2.	Packet loss	*
3.	Services availability	*
4.	Success of access	*
5.	ASR PSTN	*
6.	PDD	*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment V—Business Process

* 4 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment VI

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Table VIII.1-Terminating Rate
VoIP Global to Indonesia and Refile

        Revenue Sharing Mechanism diagram

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1.
Basic Terminating Rate

a.
Basic Terminating rate (including applicable tax) for national PSTN-GSM fixed, as the allowable minimum selling rates from the both Parties to the third parties, as follows:

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* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment VII—List of Asset Participation

        On the time this Agreement is made, it has been approved the record of Investment:

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  On the part of CCCGC, i.e. Facility in Global PoP

  1.
  *

  2.
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  3.
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  4.
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  5.
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  6.
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  7.
  *

  8.
  Prepaid service system in USA, and system integration to the TELKOM's VoIP infrastructure.

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  On the part of TELKOM, i.e.:

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Attachment VIII—Marketing Plan

        Pre-paid TELKOMSave:

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    CCCGC will distribute the sale of PIN—Pre-paid TELKOMSave through website, e-commerce, card.

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    CCCGC will sell the cards provided by TELKOM.

    •
    CCCGC will use/utilize the distribution networks and the community owned overseas

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* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AGREEMENT ON THE APPOINTMENT OF REPRESENTATIVE
AND TECHNICAL & MANAGEMENT ASSISTANCE

        This Agreement on the Appointment of Representative and Technical & Management Assistance is concluded and signed on Wednesday the 10th (tenth) day of October 2001 in Jakarta, Indonesia by and between:

  •
  CCC GlobalCom Corporation, a corporation organized and existing under the laws of the State of Nevada. and its wholly owned subsidiary, Ciera Network System Inc with offices located at 1250 Wood Branch Park, Suite 600, Houston, Texas 77079, United States of America, hereinafter to be referred to as "CCC GlobalCom" or the First Party:

  and

  •
  Dr Nono F Padmodimuljo, CCC Representative Indonesia, businessman having the office at J1. Pangeran Antasari No. 63, Jakarta 12410, Indonesia, hereinafter to be referred to as "NFP" of the Second Party;

  Considering

Whereas,
"CCC GlobalCom" a reputable provider of International telecommunication services, having scope of telecommunication technology & system, vast experiences intends to promote and expand the business development of providing telecommunications services in Indonesia.
Whereas,	"NFP" a reputable businessman having access and business contact with Indonesian telecommunication community.
Whereas,	"CCC GlobalCom" and "NFP" having been in close and intensive contact for the promotion and development of the telecommunication business, intend to formalize their co-operation;

Now therefore

        The First and Second Parties agree to conclude and sign this Agreement on the Representative and Technical & Management Assistance under the terms and conditions herein mentioned as follows:

1.
The First Party hereby appoints the Second Party to represent its business interest to promote and develop of telecommunication services in Indonesia, and the Second Party hereby accepts such appointment for mutual benefit;

2.
Related thereto the First Party will also provide technical and management assistance to the Second Party in order to insure effective operational works and activities of the above mentioned business;

3.
Representative Office space, adequately furnished and equipped, staff and personnel required to run the office, etc. as well as the budget needed there-for will be prepared and proposed by Second Party, subsequently to be approved by the First Party;

3.1.
Once the budget approved the fund will immediately be made available by CCC GlobalCom through the account of Second Party;

3.2.
The fund for the Representative Office shall be managed, administered and recorded by the Second Party, under close monitoring and supervision and to be accounted for to the First Party, based on accounting system and method to be mutually decided and agreed;

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

4.
The Second Party as Representative acting for and on behalf of the First Party shall introduce; promote and develop the market as referred to above;

4.1.
For above duties the Second Party shall identify market potential and prospect, plan actions in order to get telecommunication business for the First Party;

4.2.
The Second Party shall get in touch and maintain contact with relevant government offices and as well as private sectors involved in telecommunication business in Indonesia and keep those parties aware of the services and capabilities that can be provided by the First Party;

4.3.
To enter into negotiation relating to the terms and conditions for any business after consultation and obtaining prior directives and approval by the First Party and its Board of Directors;

5.
The First Party shall provide necessary information in the forms of such as booklet, leaflet, brochures, other media of communication, etc, for promotional and marketing purposes of the CCC GlobalCom services, which shall always be available in the Representative Office;

6.
The purpose of providing technical and management assistance envisaged under this Agreement is to insure the proper and effective undertaking of the business as referred to above, and therefore the First Party shall have the privilege of controlling the technical and financial functions of the management affairs, while the Second Party shall be responsible for the general administration and marketing functions in Indonesia;

  The details and substance of the arrangement relating to the technical and management assistance mentioned above, shall be elaborated in an Addendum signed by both parties and shall become effective and integral part of this Agreement.

7.
For the service of business representative as referred to above, the First Party agrees to pay the Second Party certain fees.

8.
Any other matters not yet clearly or adequately herein stated shall be consulted, discussed and stipulated in the forms of an addendum and or correspondence, which when acknowledged and duly signed by both parties becomes an integral part of this Agreement.

9.
Any difference of opinion, understanding, interpretation and or conflict which may arise out of from and related to execution of this Agreement shall be discussed and amicably resolved by both parties.

        This Agreement on the Appointment of Representative and Technical & Management Assistance which shall be construed and interpreted in accordance with the laws of Republic of Indonesia, become effective, legally binding and enforceable as from the date of signing for a period of 5 (five) years, which may be renewable and or terminate able upon reasonable notice submitted in writing by any one each to the other party.

        This Agreement is duly done and signed by both parties in duplicate having equal legal force.

The First Party, /s/ NELSON TEDJA		The Second Party, /s/ DR. NONO F. PADMODIMULJO
Name:	Nelson Tedja	Name:	Dr. Nono F. Padmodimuljo
Title:	Director—Affinity Sales/Asia CCC GlobalCom Corporation	Title:	Representative

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Power of Attorney

        We, CCC GlobalCom Corporation, a corporation organized and existing under the laws of the State of Nevada and its wholly owned subsidiary, Ciera Network Systems Inc., with offices located at 1250 Wood Branch Park, Suite 600, Houston, Texas 77079 ("CCC GIobalCom"), in reference to the Agreement on the Appointment of Representative and Technical Management Assistance dated 10th (tenth) of October 2001, do hereby appoint and constitute:

  1.
  Mr. Dr. Nono F. Padmodimuljo, ID Card No. 09.5006.101050.2006

  2.
  Mr. Ir. S.B. Hartadji, MM.,            ID Card No. 09.5305.271061.0301

jointly and or severally as our Proxy, to sign for and on our behalf the "Cooperation Agreement" between our company and PT. Telekomunikasi Indonesia, Plc. Concerning VoIP Traffic Distribution and Marketing of VoIP Global.

        Done in Houston, Texas 7709, USA on the 9th (ninth) day of January 2002.

By,
Signature:	/s/ NELSON TEDJA
Name:	Nelson Tedja
Title:	Director—Affinity Sales/Asia CCC GlobalCom Corporation
And accepted by Proxy,
Signature:	/s/ DR. NONO F. PADMODIMULJO
Name:	Dr. Nono F. Padmodimuljo
Title:	Representative
Signature:	/s/ IR. S.B. HARTADJI, MM
Name:	Ir. S.B. Hartadji, MM.
Title:	Representative

*    CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

QuickLinks

COOPERATION AGREEMENT BETWEEN LIMITED LIABILITY COMPANY (PERSERO) PT. TELEKOMUNIKASI INDONESIA Plc. (Public Listed Company) AND CCC GLOBALCOM CORPORATION CONCERNING VoIP TRAFFIC DISTRIBUTION AND MARKETING OF VoIP GLOBAL
NOMOR: TEL. 18/HK810/PROVP-00/2002 NOMOR: NFP/PKS/CCCGC-01/02
Article 1 DEFINITIONS
Article 2 SCOPE OF COOPERATION
Article 3 PERIOD OF VALIDITY OF THE AGREEMENT
Article 4 RIGHTS AND OBLIGATIONS OF TELKOM
Article 5 RIGHTS AND OBLIGATION OF CCCGC
Article 6 ASSETS PARTICIPATION
Article 7 OPERATION
Article 8 COVERAGE OF AREA
Article 9 REVENUE
Article 10 BASIS AND METHOD OF PAYMENT
Article 11 TAXES
Article 12 CONFIDENTIALITY
Article 13 RIGHTS ON INTELLECTUAL PROPERTY
Article 14 ASSIGNMENT OF THE AGREEMENT
Article 15 DAMAGE AND LOSS
Article 16 SANCTIONS
Article 17 FORCE MAJEURE
Article 18 TERMINATION OF COOPERATION
Article 19 SETTLEMENT OF DISPUTES
Article 20 APPLICABLE LAWS
Article 21 CORRESPONDENCE
Article 22 ATTACHMENTS
Article 23 MISCELLANEOUS
Attachment I—Completion of Administration
Attachment II—Minutes of Meeting
Attachment III—Network Configuration
Responsibility of CCCGC
Responsibility of TELKOM
Attachment IV—Technical Standard and Perforamance
Attachment V—Business Process
Attachment VI * Table VIII.1-Terminating Rate VoIP Global to Indonesia and Refile
Attachment VII—List of Asset Participation
Attachment VIII—Marketing Plan
AGREEMENT ON THE APPOINTMENT OF REPRESENTATIVE AND TECHNICAL & MANAGEMENT ASSISTANCE
Power of Attorney